EMPLOYMENT AGREEMENT

                  This Employment Agreement (this "Agreement"), is made and entered into as of this 6th day of September, 2000 (the "Effective Date"), by and between Clark/Bardes, Inc. ("CBI"), a Delaware corporation, and William L. MacDonald, Sr., a resident of California (the "Executive").

                              W I T N E S S E T H:

     WHEREAS, CBI is engaged in business in the State of California and throughout the United States; and

                  WHEREAS, the Executive is a party to an Agreement of Merger and Plan of Reorganization (the "Merger Agreement"), dated as of August 15, 2000, by and among Clark/Bardes Holdings, Inc. ("Holdings," and CBI and Holdings are collectively referred to as the "Company"), Clark/Bardes Acquisition, Inc., the Executive, and Compensation Resource Group, Inc. ("CRG"), which contains certain noncompetition and restrictive covenant provisions; and

                  WHEREAS, the Executive is a party to an employment agreement with CRG, dated November 15, 1994, and amended effective April 1, 2000 (the "Prior Employment Agreement"); and

                  WHEREAS, as part of the transaction described in the Merger Agreement, CRG will be merged into Clark/Bardes Acquisition, Inc. ("MergerSub"), a Delaware corporation and a wholly-owned subsidiary of Holdings, and the Prior Employment Agreement will be assigned to, and assumed by, CBI; and

                  WHEREAS, in connection with the transaction described in the Merger Agreement, CBI desires to employ the Executive upon the terms and conditions hereinafter set forth; and

                  WHEREAS,   the   Executive  is  willing  to  enter  into  this
Agreement, which is an amendment and restatement of the Prior Employment Agreement, with respect to his employment and services upon the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the mutual covenants and obligations contained herein, and for additional good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CBI hereby employs the Executive and the Executive hereby accepts such employment upon the terms and conditions hereinafter set forth:


     1. Term of Employment. The term of employment under this Agreement (the "Term") will commence on the Effective Date and will extend through August 31, 2005 (the "Initial Termination Date"). On the Initial Termination Date, and on each subsequent anniversary of the Initial Termination Date, the Term will be automatically extended by 12 months unless the Executive or CBI gives notice to the other, in writing, at least 90 days prior to the Initial Termination Date or any such subsequent anniversary, of its desire to terminate this Agreement or modify its terms. If such written notice is received within such time, this Agreement will terminate at the end of the then-current Term.

     2. Duties of the Executive.

          (a) The Executive will report directly to the Chief Executive Officer of Holdings and will be a member of the Holdings Executive Committee.

          (b) The Executive will be the President and Chief Executive Officer of MergerSub (and MergerSub, after the merger with CRG, is herein referred to as the "Division").

          (c) The Executive will have the authority to manage the Division, including but not limited to the ability to hire and fire the Division's employees, to control, subject to the approval of the Chief Executive Officer of Holdings, the addition and/or disposition of assets, liabilities, obligations, and employees to or from the Division, and will have such duties and responsibilities as are customarily required of the holder of the positions held by the Executive, and will also have the authority to engage in the activities contemplated by the EBS Agreement (as defined herein).

          (d) The Executive agrees that during the term of this Agreement, he will devote substantially all of his full professional and business-related time, skills and best efforts to the businesses of the Company carried out by the Division.

          (e) Notwithstanding subsection (d) above, the Executive may (i) serve on civic or charitable boards or committees, (ii) serve as a director or trustee of other corporations or businesses with the approval of the Chief Executive Officer or the Board of Directors of Holdings, and (ii) engage in personal, passive investment activities; provided that such activities do not materially interfere with the performance of his duties hereunder.

          (f) Executive will be indemnified for actions performed in the course of his employment to the same extent as other directors and officers of Holdings, CBI and/or of the Division.

     3. Compensation.

          (a) Base Salary. CBI will pay to the Executive an annual base salary (the "Base Salary") of $100,000, which amount shall offset (but not below zero) the amounts payable to the Executive under Section 3(b). The Base Salary will be subject to all appropriate federal and state withholding taxes and will be payable in accordance with the normal payroll procedures of CBI.

          (b) Commissions and Fees. Subject to Section 3(a), CBI will pay or cause to be paid all commissions, fees, and other amounts due under the Executive Benefit Specialist Agreement (the "EBS Agreement"), effective as of July 1, 2000, by and between Executive and CRG.

          (c) Bonus & Retirement Plans. The Executive will be entitled to participate in all annual bonus, incentive, savings and retirement plans, practices, policies and programs applicable generally (i) to other peer executives of the Company or (ii) to the employees of the Division.

          (d) Loan. As of the Effective Date, the Executive shall receive from Holdings an amount that, when added to a $1,000,000 advance received by Executive from Holdings pursuant to a letter agreement dated September 6, 2000, between Holdings and Executive, will equal $5.2 million ("Loan Proceeds"). The Loan Proceeds will be subject to a promissory note (the "Promissory Note") in the principal amount of $5.2 million, which Promissory Note shall be dated as of the Effective Date and shall be substantially in the form attached hereto as Exhibit A.

          (e) Option Grant. The Executive will receive, on the Effective Date, an option to purchase 40,000 shares of common stock of Holdings at an exercise price per share equal to the fair market value of such common stock on the date of grant, which grant will be made under Holdings' 1998 Stock Option Plan (the "Option Plan") pursuant to the standard stock option purchase agreement which employees customarily enter into with Holdings in conjunction with the grant of stock options under the Option Plan (the form of which is attached hereto as Exhibit B), which agreement will be entered into by each of Holdings and the Executive. Such options will vest immediately upon grant, and will be subject to the terms of the Option Plan.

          (f) EBITDA Bonus.

         Within 60 days of the close of business on each of the following dates (each, a "Bonus Determination Date"): December 31, 2000, June 30, 2001, December 31, 2001, December 31, 2002, December 31,
         2003, the Executive will, if the Division achieves 90% of the "EBITDA Target" (all of which targets are cumulative and are set forth on Exhibit C hereto) for such Bonus Determination Date, receive the following:

               (i) a cash payment in the amount of $875,000 plus interest computed at the rate of 7.5% per annum, compounded monthly, from the Effective Date to and through the date of disbursement, plus a cash payment equal to the product calculated by multiplying $1,300,000 by the rate of 6.3% per annum, from the Effective Date through the date of disbursement (the "EBITDA Cash Bonus");

                           provided,  however,  that  the  EBITDA  Cash  Bonuses
                  relating the June 30, 2001 and December 31, 2001 Bonus Determination Dates will each be for $437,500 plus interest computed at the rate of 7.5% per annum, compounded monthly, from the Effective Date to and through the date of disbursement; and

                           provided,  further,  that if the  Division  does  not
                  achieve 90% of the EBITDA Target as of a Bonus Determination Date, the Executive will receive the EBITDA Cash Bonus relating to such Bonus Determination Date within 60 days of the next subsequent Bonus Determination Date as of which the Division achieves 90% of the cumulative EBITDA Target for such subsequent Bonus Determination Date, if any; and

                           provided,  further,  that if the  Division  does  not
                  achieve 90% of the EBITDA Target for the December 31, 2003 Bonus Determination Date, but does achieve 90% of the EBITDA Target for any subsequent target date set forth on Exhibit C hereto, all unpaid EBITDA Cash Bonuses not previously paid will be paid within 60 days of such achievement, and

               (ii) a vested ten-year option to purchase 15,000 shares of common stock (the "EBITDA Stock Option Bonus") of Holdings at a price per share equal to the fair market value of such common stock on the date of grant, adjusted in amount and form to account for any stock splits, stock dividends, conversions, purchases or liquidations that modify, transform, or otherwise affect the shares of such Holdings common stock, which grant will be made under a written compensatory benefit plan (as such term is defined in Rule 701 promulgated under the Securities Act of 1933, as amended), and pursuant to a written stock option purchase agreement (the form of which is attached hereto as Exhibit D) that provides for registration of the shares issuable upon the exercise of any such option on terms similar to those of other holders of options granted by Holdings;

                           provided,  however,  that  the  EBITDA  Stock  Option
                  Bonuses relating the June 30, 2001 and December 31, 2001 Bonus Determination Dates will each be options to purchase 7,500 shares of Holdings common stock; and

                           provided,  further,  that if the  Division  does  not
                  achieve 90% of the EBITDA Target as a Bonus Determination Date, the Executive will receive the EBITDA Stock Option Bonus relating to such Bonus Determination Date within 60 days of the next subsequent Bonus Determination Date as of which the Division achieves 90% of the cumulative EBITDA Target for such subsequent Bonus Determination Date, if any; and

                           provided,  further,  that if the  Division  does  not
                  achieve 90% of the EBITDA Target for the December 31, 2003 Bonus Determination Date, but does achieve 90% for the year ended December 31, 2004 or the year ended December 31, 2005 of the EBITDA Target as set forth on Exhibit E hereto, all ungranted EBITDA Stock Bonuses not previously granted will be granted within 60 days of such achievement.

                  For purposes of this Agreement, "EBITDA" means gross revenues generated by the Division less the sum of all commissions or fees paid to sales agents, producers, officers and employees of the Division, and all operating and direct expenses of Division, but excluding interest (except as hereafter provided), federal and state taxes, depreciation and any amortization arising out of the reorganization (but including amortization in respect of intangible assets owned by CRG as of the date hereof and intangible assets hereafter acquired by the Division) of the Division. In calculating EBITDA, for purposes of determining whether the Division achieved an EBITDA Target, (i) all business conducted by the Division during the calendar year (or applicable six month period) with existing clients of Holdings and/or CBI and new clients of the Division, will be included in EBITDA, (ii) the Executive will have authority to reject business originated outside of the Division such that it is not included as part of the Division as the Executive deems appropriate, and (iii) all business generated during the applicable calendar year by the Forrest Wagner & Associates acquisition and any other acquisitions concluded by the Division (which acquisitions will only be conducted upon the mutual agreement of the Executive and Chief Executive Officer of Holdings), shall be included in EBITDA (and all costs, including interest, fees, depreciation, amortization and other financing costs, incurred in connection with the acquisitions referred to this clause (iii) and in connection with any attempted acquisitions by or for the Division, whether or not such attempted acquisitions ever close, shall also be included in EBITDA).

     4. Executive Benefits. The Executive and his eligible dependents will be eligible to participate in the welfare benefit plans, practices, policies and programs provided by the Company or the Division (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other peer executives of the Company or the Division; provided, however, that the Executive and his eligible dependents must meet any and all eligibility provisions required under such welfare benefit plans. In addition, CBI will purchase and maintain through the earlier of the fourth anniversary of the Effective Date or the Executive's termination of employment, a declining term life insurance policy with an initial death benefit of $5.2 million (payable to his spouse if living, otherwise payable equally to his children then living), which policy will at all times provide a death benefit equal to the outstanding principal balance (plus accrued interest) of the loan evidenced by the Promissory Note, and CBI will provide for a lump sum declining disability benefit with an initial disability benefit equal to $5.2 million (payable to the Executive), and will provide at all times a lump sum disability benefit equal to the outstanding principal balance (plus accrued interest) of the loan evidenced by the Promissory Note.

     5. Perquisites. CBI will provide the Executive such perquisites of employment as are commonly provided to other senior executives of the Company and/or the Division. In addition to the foregoing, CBI will: (1) pay the Executive's annual membership dues for organizations which are business related, which will include, without limitation, (i) the Vintage Club, (ii) the California Club, (iii) the Castle Pines Golf Club, and (iv) the World Presidents' Organization; (2) pay the Executive's annual membership dues for industry organizations related to the Executive's job duties or the business of the Company, including the Association for Advanced Life Underwriting; and (3) provide the Executive with the use of an automobile that CBI leases in its own name and for which CBI pays all insurance premiums, and that is acceptable to CBI and to the Executive, and CBI will also pay all expenses for the upkeep and operation of such automobile (with the exception of gasoline) as documented by the Executive.

     6. Fringe Benefits. The Executive will be entitled to fringe benefits in accordance with the plans, practices, programs and policies as in effect generally with respect to other peer executives of the Company.

     7. Vacations. The Executive will be entitled to four (4) weeks paid vacation during each calendar year, and may carry over two (2) weeks of unused vacation to the next succeeding calender year; provided, however, that at no time may the Executive have accumulated more than six (6) weeks of vacation, unless the vacation accrual policies of the Company, CBI, or the Division are more favorable, in which case such policies will control.

     8. Reimbursement of Expenses. CBI recognizes that the Executive will incur legitimate business expenses in the course of rendering services to CBI hereunder. Accordingly, CBI will promptly reimburse the Executive, upon presentation of receipts or other reasonably adequate documentation, for all necessary and reasonable business expenses incurred by the Executive in the course of rendering services to CBI under this Agreement; provided, however, that preapproval will be necessary for expenses relating to the purchase or lease of fixed assets with a value of $10,000 or greater.

     9. Working Facilities. The Executive will be furnished an office, administrative assistance and such other facilities and services suitable to his position and adequate for the performance of his duties ("Working Facilities"), which will be consistent with the reasonable policies of CBI. Unless agreed to by the Executive, during the term of this Agreement his Working Facilities will be in the Los Angeles metropolitan area.

     10. Termination.

          (a) Death or Permanent Disability. The employment relationship between the Executive and CBI created hereunder will terminate before the expiration of the stated Term of this Agreement upon the occurrence of the death or permanent disability of the Executive. For the purpose of this Agreement, "permanent disability" of the Executive will mean "disability" as defined under CBI's long-term disability plan.

          (b) Termination for Corporate Cause. CBI may terminate the employment relationship between the Executive and CBI created hereunder before the expiration of the stated Term of this Agreement for Corporate Cause. The following events, actions or inactions by the Executive will constitute "Corporate Cause" for purposes of this Agreement:

               (i) Executive's failure to rectify any material breach of (or failure to perform any reasonable obligation of Executive under) this Agreement within 30 days after written notice of such breach for failure to perform given by the Chief Executive Officer of Holdings or his designee, which breach materially and adversely affects Holdings;

               (ii) any gross misconduct or gross negligence in the performance of his duties that materially and adversely affects Holdings; and

               (iii) a material breach of the Intellectual Property and Confidentiality Agreement between the Executive and CBI, to be entered into by the Executive and CBI simultaneously with or subsequent to the execution of this Agreement.

          (c) Termination for Non-Corporate Cause. CBI may terminate the employment relationship between the Executive and CBI created hereunder before the expiration of the stated Term of this Agreement for Non-Corporate Cause. "Non-Corporate Cause" for purposes of this Agreement means:

               (i) the commission of an act of fraud, embezzlement or dishonesty by the Executive that involves a material breach of trust and is materially and demonstrably injurious to the Company; and

               (ii) the conviction of the Executive for a felony involving moral turpitude.

          (d) Constructive Termination. The Executive may terminate his employment before the expiration of the stated Term of this Agreement upon a Constructive Termination, and such termination will be treated in all respects as if it had been a termination of employment by CBI without cause in accordance with Section 11(e). "Constructive Termination" means upon the occurrence of any of the following:

               (i) a material change, diminution, or reduction in Executive's position, duties or authority;

               (ii) a downward change in Executive's title;

               (iii) a requirement to which Executive does not consent that his Working Facilities be located outside of the Los Angeles metropolitan area; or

               (iv) a material reduction in (or a failure to pay or provide) Executive's Base Salary, earned annual bonus (including a material change in or failure to abide by any benefit plan for the benefit of the employees of CBI or the Division), benefits, vacation time, expense reimbursements, or Working Facilities other than as permitted by this Agreement, or any other material breach by the Company of this Agreement.

          (e) Resignation by the Executive with Notice. The Executive may terminate his employment before the expiration of the stated Term of this Agreement upon ninety (90) days prior written notice to CBI. CBI retains the right after proper notice of the Executive's voluntary termination to require the Executive to cease his employment immediately; provided, however, in such event, CBI will remain obligated to pay the Executive his Base Salary during the shorter of (i) the ninety (90) day notice period, and (ii) the remaining Term of this Agreement (the "Notice Period"), and to continue all benefits, perquisites, and all other forms of compensation that the Executive would otherwise be entitled, except for the use of the Working Facilities. During the Notice Period, the Executive will provide such consulting services to CBI as CBI may reasonably request and will provide reasonable assistance to CBI in training his successor and generally preparing for an orderly transition. Notwithstanding the foregoing, the provisions of this subsection (e) do not apply to a Constructive Termination.

     11. Compensation Upon Termination.

          (a) General. Unless otherwise provided for herein, upon the termination of the Executive's employment under this Agreement before the expiration of the stated Term hereof for any reason, the Executive will be entitled to:

               (i) the salary earned by him before the effective date of termination, as provided in Section 3(a) hereof, prorated on the basis of the number of full days of service rendered by the Executive during the year to the effective date of termination;

               (ii) any accrued but unpaid amounts (calculated on a pro-rata basis) pursuant to any bonus, incentive, savings, and retirement plans, practices, policies and programs under which Executive is eligible to participate;

               (iii) employment expenses, club membership dues and payments of respect of perquisites, as provided herein, incurred through the date of termination;

               (iv) any accrued vacation pay incurred through the date of termination;

               (v) any benefits to which the Executive is entitled under any benefit plans, practices, programs or policies maintained by the Company, CBI or the Division; and

               (vi) any amount due under the EBS Agreement, pursuant to the terms and provisions thereof.

         The sum of the amounts described in clauses (i), through (vi) will be hereinafter referred to as the "Accrued Obligations." The Accrued Obligations (except for the Accrued Obligations under the EBS
         Agreement, which will be paid in accordance with the provisions thereof, and any amounts due pursuant to the terms of any applicable benefit plans, practices, programs or policies, which shall be paid in accordance with the terms thereof or the Company's customary practices) will be paid to the Executive or his estate or beneficiary, as applicable, in a lump sum in cash within 30 days of the date of termination.

          (b) Termination Because of Death or Permanent Disability. If the Executive's employment hereunder terminates because of the death or permanent disability of the Executive, the Executive will only be entitled to payment of the Accrued Obligations as set forth in Section 11(a) above.

          (c) Termination For Corporate Cause or Non-Corporate Cause. If the employment relationship hereunder is terminated by CBI for Corporate Cause or Non-Corporate Cause, the Executive will only be entitled to payment of the Accrued Obligations as set forth in Section 11(a) (with the exception of (a)(ii)) above.

          (d) Resignation by Executive with Notice. If the Executive's employment is terminated by the Executive pursuant to the provisions of
     Section 10(e) hereof, the Executive will be entitled to receive his Base Salary and enjoy and receive all benefits, perquisites, fringe benefits, and all other forms of compensation to which the Executive would otherwise have been entitled, enjoyed and received (except for the use of the Working Facilities) during the Notice Period, and to receive payment of the Accrued Obligations as set forth in Section 11(a) (with the exception of (a) (ii)) upon the termination of his employment.

          (e) Constructive Termination or Termination by CBI without Cause. If Executive's employment is terminated by Executive due to his Constructive Termination as described in Section 9(d) above, or by CBI other than for Corporate Cause or Non-Corporate Cause, Executive will be entitled to receive a Constructive Salary and to continue to enjoy and receive all of the benefits, perquisites, fringe benefits, and other forms of compensation to which the Executive would otherwise have been entitled to enjoy or receive (except for use of the Working Facilities) for and during the remaining stated Term of this Agreement. The Executive will also (i) be entitled to use and occupy, at CBI's sole expense, working facilities (including secretarial support) substantially similar to the Working Facilities for the remaining Term of this Agreement, and (ii) be entitled to receive all commissions and payments due under the any EBS Agreement that the Executive may be party to. "Constructive Salary" means an annual salary, paid semi-monthly in an amount equal to the average annual salary of the Company's other divisional presidents (which amount will be no less than $325,000, per annum, less the present value of the renewal stream to be paid under the EBS Agreement, using a 5% lapse rate, a 10% discount rate, and a ten year term of calculation (which will not reduce such amount below zero and will not require or allow any disgorgement or recover of Constructive Salary payments already made), and which will for all purposes of this subsection (e) be computed, paid, and awarded in the same manner as the Executive's Base Salary is in accordance with Section 3(a), assuming that the Base Salary is equal to the Constructive Salary. The obligations of the Company to the Executive under this Agreement will not be mitigated by any other employment secured by the Executive.

     12. Noncompetition. During the Term of Executive's employment with CBI, and for two years following the termination of this Agreement (the "non-Competition Period"), the Executive will not:

          (a) in the United States, and in any other areas in which the Company has done business within five (5) years preceding the Effective Date (collectively, the "Territory"), directly or indirectly, either alone or in partnership or jointly or in conjunction with any person or persons, firm, association, syndicate, company or corporation as principal, agent, employee, director, shareholder or in any other manner whatsoever (i) carry on or be engaged in the business of marketing executive benefit and insurance plans to large corporations and other organizations (the "Business") or any other business which is in competition with the Business as existing on the date hereof, or (ii) solicit business from, or sell to, any of the Company's customers or prospective customers in the Territory or any other person, firm or corporation in the Territory to whom the Company has sold products within five (5) years preceding the date of this Agreement where such solicitation or sale would involve the sale of products competitive with the Business; provided, however, that nothing herein will prohibit Executive from being an owner of not more than 5% of the outstanding stock of any class of a corporation which is publicly traded, so long as he has no active participation in the business of such corporation; or

          (b) directly or indirectly offer employment to any person who is currently or was within the last year employed by the Company, or, is or will be employed by the Company, except with the prior written consent of the Company.

Nothing in this Section 12 or in any other Section of this Agreement will shorten or adversely affect CBI's ability to enforce the noncompetition and restrictive covenant provisions of the Merger Agreement for their entire five year term.

     13. Confidential Information. Executive will abide by the terms of the Intellectual Property and Confidentiality Agreement.

     14. Property of CBI. The Executive acknowledges that from time to time in the course of providing services pursuant to this Agreement he will have the opportunity to inspect and use certain property, both tangible and intangible, of CBI and the Executive hereby agrees that such property will remain the exclusive property of CBI, and the Executive will have no right or proprietary interest in such property, whether tangible or intangible, including, without limitation, CBI's customer and supplier lists, contract forms, books of account, computer programs and similar property.

     15. Equitable Relief. The Executive acknowledges that the services to be rendered by him are of a special, unique, unusual, extraordinary, and intellectual character, which gives them a peculiar value, and the loss of which cannot reasonably or adequately be compensated in damages in an action at law, and that a breach by him of any of the provisions contained in this Agreement will cause CBI irreparable injury and damage. The Executive further acknowledges that he possesses unique skills, knowledge and ability and that competition by him in violation of this Agreement or by any other breach of the provisions of this Agreement would be extremely detrimental to CBI. By reason thereof, the Executive agrees that CBI will be entitled, in addition to any other remedies it may have under this Agreement or otherwise, to injunctive and other equitable relief to prevent or curtail any breach of this Agreement by him.

     16. Assignment; Successors Bound. This Agreement is personal to the Executive and may not be assigned in any way by the Executive without the prior written consent of CBI. This Agreement may not be assigned by CBI without the written consent of the Executive, except for an assignment (i) to an affiliate of CBI, (ii) to a purchaser of substantially all of the assets or stock of CBI, Holdings or the Division, or (iii) by operation of law. This Agreement will be binding upon CBI and the Executive, their respective permitted assigns, heirs, executors, administrators or successors in interest.

     17. Severability and Reformation. The parties hereto intend all provisions of this Agreement to be enforced to the fullest extent permitted by law. If, however, any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future law, such provision will be fully severable, and this Agreement will be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part hereof, and the remaining provisions will remain in full force and effect and will not be affected by the illegal, invalid, or unenforceable provision or by its severance.

     18. Integrated Agreement. This Agreement constitutes the entire Agreement between the parties hereto with regard to the subject matter hereof, and there are no agreements, understandings, specific restrictions, warranties or representations relating to said subject matter between the parties other than those set forth herein or herein provided for.

     19. Notices. All notices and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, mailed by certified mail (return receipt requested) or sent by overnight delivery service, or facsimile transmission to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice;

                  If to CBI:

                  Clark/Bardes, Inc.
                  Attn:  Thomas M. Pyra
                  102 South Wynstone Park Drive, Suite 200
                  Barrington, IL  60010

                  If to Executive:

                  William L. MacDonald, Sr.
                  722 Emerald Bay
                  Laguna Beach, CA  92651

                  With a copy to:

                  Munger, Tolles & Olson LLP
                  Attention:  Simon Lorne and Brian Daly
                  355 South Grand Avenue
                  Thirty-Fifth Floor
                  Los Angeles, CA  90071-1560

Notice so given shall, in the case of notice so given by mail, be deemed to be given and received on the fourth calendar day after posting, in the case of notice so given by overnight delivery service, on the date of actual delivery and, in the case of notice so given by facsimile transmission or personal delivery, on the date of actual transmission or, as the case may be, personal delivery.

     20. Further Actions. Whether or not specifically required under the terms of this Agreement, each party hereto will execute and deliver such documents and take such further actions as will be necessary in order for such party to perform all of his or its obligations specified herein reasonably implied from the terms hereof.

     21. Governing Law. This agreement will be governed by and construed in accordance with the internal law, and not the law of conflicts, of the State of California.

     22. Counterparts. This Agreement may be executed in counterparts, each of which will take effect as an original and all of which will evidence one and the same Agreement.

                                   [Remainder of page intentionally left blank]


                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.


                                                     CLARK/BARDES, INC.


                                                     By:
                                                     Name:
                                                     Title:


                                                     EXECUTIVE:

                                                   /s/ William L. MacDonald, Sr.
                                                     William L. MacDonald, Sr.

                                   _________

                           Exhibit A: Promissory Note
                                   _________

                     Exhibit B: EBITDA Targets through 2005